MUNIYIELD
FLORIDA
INSURED FUND



FUND LOGO



Annual Report

October 31, 2000



MuniYield Florida Insured Fund seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible property taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Florida Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Florida
Insured Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MUNIYIELD FLORIDA INSURED FUND


The Benefits and
Risks of
Leveraging


MuniYield Florida Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.


MuniYield Florida Insured Fund, October 31, 2000


DEAR SHAREHOLDER


For the year ended October 31, 2000, the Common Shares of MuniYield Florida Insured Fund earned $0.752 per share income dividends, which included earned and unpaid dividends of $0.063. This represents a net annualized yield of 5.41%, based on a month-end net asset value of $13.89 per share. During the same period, the total investment return on the Fund's Common Shares was +11.17%, based on a change in per share net asset value from $13.30 to $13.89 and assuming reinvestment of $0.754 per share income dividends.

For the six-month period ended October 31, 2000, the total investment return on the Fund's Common Shares was +7.35%, based on a change in per share net asset value from $13.34 to $13.89, and assuming reinvestment of $0.376 per share income dividends.

For the six-month period ended October 31, 2000, the Fund's Auction Market Preferred Shares had an average yield of 4.18%.


The Municipal Market Environment
During the six months ended October 31, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Preliminary estimates for third-quarter 2000 US gross domestic product growth were recently released at 2.7%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggests to some analysts that the Federal Reserve Board has finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has since kept monetary policy steady at its subsequent meetings. Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%, their lowest level in more than a year.

However, for the remainder of the period, bond yields were unable to maintain their earlier gains. Rising oil prices were the major focus behind the decline in bond prices, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25% - 9% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. Although US Treasury bond yields rose to 5.78% by the end of October 2000, overall they declined almost 20 basis points during the last six months.

The six-month period ended October 31, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of October 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 30 basis points to end the period at 5.75%.

In the past three months, new long-term municipal bond issuance has continued to decline, albeit at a slower rate than earlier this year. During this period, more than $53 billion in new long-term municipal bonds was issued, a decline of 3% compared to the same three-month period in 1999. During the last six months, more than $105 billion in tax-exempt bonds was underwritten, a decline of 8% compared to the same six-month period in 1999. Just under $200 billion in new municipal securities was marketed during the past year, a decline of more than 16% compared to the same 12-month period in 1999.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year.

However, the results of the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by both candidates have obvious implications for state and local governments as well as corporate and individual taxpayers. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that during the next few months, US economic factors will most likely have a greater effect on bond yields than political considerations.

Portfolio Strategy
At the beginning of the six-month period ended October 31, 2000, we continued to gradually restructure the Fund to have a more neutral duration in an effort to temper portfolio volatility. In doing so, our focus was to increase coupon income with the purchase of current and premium-couponed issues in the 15-year - 20-year maturity range. We initially maintained this position into the period, but because of market appreciation, the duration of the Fund was reduced below what we considered neutral. Also, because of reduced new issuance, we believed that it would be prudent to return duration to a slightly higher level. We focused on maintaining and/or increasing the amount of earned tax-exempt income, in part to offset the heightened level of short-term interest rates experienced by our leveraged portfolio. Despite the Fund's increased cost of borrowing, the leveraging of the portfolio remains an important income-generating vehicle for the Fund. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Looking ahead, we anticipate that we will maintain our current fully invested position in an effort to enhance shareholder income. We believe that any increase in duration will likely generate incremental yield to shareholders with limited associated increase in price volatility.


In Conclusion
We thank you for your support of MuniYield Florida Insured Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



December 5, 2000




MuniYield Florida Insured Fund, October 31, 2000


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



QUALITY PROFILE


The quality ratings of securities in the Fund as of October 31, 2000 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    96.3%
AA/Aa                                       1.5
Other*                                      2.6

*Temporary investments in short-term municipal securities.



Portfolio
Abbreviations


To simplify the listings of MuniYield Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DATES    Daily Adjustable Tax-Exempt Securities
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
S/F      Single-Family
VRDN     Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                             (in Thousands)
                 S&P         Moody's    Face
STATE           Ratings      Ratings   Amount   Issue                                                         Value
Florida--99.2%  AAA          Aaa      $ 5,585   Auburndale, Florida, Water and Sewer Revenue Bonds,
                                                5.25% due 12/01/2025 (a)                                      $  5,338
                NR*          Aaa        2,375   Bay County, Florida, School Board, COP, 5% due 7/01/2023 (a)     2,184
                                                Boynton Beach, Florida, Utility System Revenue
                                                Refunding Bonds (c):
                AAA          Aaa          700     6.25% due 11/01/2020 (h)                                         771
                AAA          Aaa        3,375     6.25% due 11/01/2020                                           3,500
                AAA          Aaa        3,000   Brevard County, Florida, IDR (NUI Corporation Project),
                                                AMT, 6.40% due 10/01/2024 (a)                                    3,161
                A1+          NR*          500   Capital Projects Finance Authority, Florida, Revenue Bonds
                                                (Florida Hospital Association-Capital Projects Loan),
                                                VRDN, Series A, 4.35% due 6/01/2028 (e)(g)                         500
                                                Citrus County, Florida, PCR, Refunding (Florida Power
                                                Company--Crystal River)(b):
                AAA          Aaa        2,100     6.625% due 1/01/2027                                           2,182
                AAA          Aaa        5,750     Series B, 6.35% due 2/01/2022                                  5,954
                NR*          Aaa        5,500   Cityplace Community Development District, Florida, Capital
                                                Improvement Revenue Bonds, 5% due 5/01/2022 (b)                  5,094
                                                Dade County, Florida, Aviation Revenue Bonds, AMT,
                                                Series B (b):
                AAA          Aaa        5,000     5.75% due 10/01/2012                                           5,175
                AAA          Aaa        2,650     6.55% due 10/01/2013                                           2,777
                AAA          Aaa       12,715     6.60% due 10/01/2022                                          13,299
                AAA          Aaa        4,500   Dade County, Florida, Health Facilities Authority, Hospital
                                                Revenue Bonds (Baptist Hospital of Miami Project), Series A,
                                                5.75% due 5/01/2021 (b)(h)                                       4,681
                NR*          Aaa        1,670   Duval County, Florida, HFA, S/F Mortgage Revenue Refunding
                                                Bonds, AMT, 6.20% due 4/01/2020 (b)(d)(i)                        1,730
                AAA          Aaa        5,000   Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding
                                                Bonds, AMT, 7% due 4/01/2028 (d)(i)                              5,284
                NR           Aaa        5,500   Escambia County, Florida, Health Facilities Authority, Health
                                                Facility Revenue Bonds (Florida Health Care Facility Loan),
                                                5.95% due 7/01/2020 (a)                                          5,718
                AAA          Aaa        3,000   First Florida Governmental Financing Commission Revenue
                                                Bonds, 5.70% due 7/01/2017 (b)                                   3,075
                AAA          Aaa        1,150   Florida HFA, Housing Revenue Bonds (Brittany Rosemont
                                                Apartments), AMT, Series C-1, 6.75% due 8/01/2014 (a)            1,204
                AAA          Aaa        1,650   Florida Housing Finance Corporation, Homeowner Mortgage Revenue
                                                Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (e)          1,709
                AA+          Aa2        2,650   Florida State Board of Education, Capital Outlay, GO
                                                (Public Education), Series B, 5.875% due 6/01/2024               2,701



SCHEDULE OF INVESTMENTS (concluded)                                                                 (in Thousands)
                 S&P         Moody's    Face
STATE           Ratings      Ratings   Amount   Issue                                                         Value
Florida         AAA          Aaa      $ 6,190   Florida State Board of Education, Lottery Revenue Bonds,
(concluded)                                     Series A, 6% due 7/01/2015 (c)                                $  6,659
                AAA          Aaa        6,000   Florida State Department of Environmental Protection,
                                                Preservation Revenue Bonds, Series A, 5.75% due 7/01/2013 (c)    6,368
                AAA          Aaa        1,000   Hillsborough County, Florida, IDA Revenue Refunding Bonds
                                                (Allegany Health System--J. Knox Village), 6.375% due
                                                12/01/2003 (b)(f)                                                1,037
                NR*          Aaa        7,250   Indian Trace, Community Development District, Florida, Water
                                                Management, Special Benefit Assessment, 5% due 5/01/2027 (b)     6,694
                NR*          VMIG1++    2,600   Jacksonville, Florida, Health Facilities Authority, Hospital
                                                Revenue Refunding Bonds (Genesis Rehabilitation Hospital),
                                                VRDN, 4.60% due 5/01/2021 (g)                                    2,600
                AAA          NR*        1,660   Lee County, Florida, HFA, S/F Mortgage Revenue Bonds
                                                (Multi-County Program), AMT, Series A, SubSeries 3, 7.45%
                                                due 9/01/2027 (d)(i)(k)                                          1,843
                AAA          Aaa        3,595   Lee County, Florida, Water and Sewer Revenue Bonds, Series A,
                                                5% due 10/01/2029 (a)                                            3,266
                A1+          VMIG1++      600   Martin County, Florida, PCR, Refunding (Florida Power & Light
                                                Company Project), VRDN, 4.65% due 7/15/2022 (g)                    600
                AAA          Aaa        3,145   Miami Beach, Florida, Stormwater Revenue Bonds, 5.375%
                                                due 9/01/2030 (c)                                                3,060
                AAA          Aaa        2,000   Miami Beach, Florida, Water and Sewer Revenue Bonds, 5.75%
                                                due 9/01/2025 (a)                                                2,050
                AAA          Aaa        5,000   Miami-Dade County, Florida, Aviation Revenue Bonds (Miami
                                                International Airport), AMT, Series A, 6% due 10/01/2024 (c)     5,212
                AAA          Aaa        2,000   Miami-Dade County, Florida, Educational Facilities Authority
                                                Revenue Bonds (University of Miami), Series A, 5.75% due
                                                4/01/2029 (a)                                                    2,040
                AAA          Aaa        1,425   Miami-Dade County, Florida, IDA, IDR (BAC Funding Corporation
                                                Project), Series A, 5.375% due 10/01/2030 (a)                    1,387
                AAA          Aaa        2,000   Miami-Dade County, Florida, School Board COP, Series A,
                                                5.50% due 10/01/2020 (e)                                         2,006
                AAA          Aaa        2,515   North Miami Beach, Florida, GO, 6.30% due 2/01/2024 (c)          2,635
                NR*          Aaa        6,500   Orange County, Florida, School Board, COP, Series A, 5.25%
                                                due 8/01/2023 (b)                                                6,233
                                                Orange County, Florida, Tourist Development, Tax Revenue
                                                Bonds (a):
                AAA          Aaa        2,455     5.25% due 10/01/2017                                           2,433
                AAA          Aaa        3,250     5.50% due 10/01/2031                                           3,219
                                                Orange County, Florida, Tourist Development, Tax Revenue
                                                Refunding Bonds, Series A (a):
                AAA          Aaa          165     6.50% due 10/01/2010 (h)                                         174
                AAA          Aaa          835     6.50% due 10/01/2010                                             879
                AAA          Aaa        5,000     4.75% due 10/01/2024                                           4,387
                AAA          Aaa        1,500   Palm Beach County, Florida, Criminal Justice Facilities
                                                Revenue Bonds, 7.20% due 6/01/2015 (c)                           1,817
                AAA          Aaa        5,000   Palm Beach County, Florida, School Board, COP, Series A,
                                                6% due 8/01/2018 (c)                                             5,313
                AAA          Aaa        2,500   Pasco County, Florida, PCR, Refunding (Florida Power--
                                                Anclote), 6.35% due 2/01/2022 (b)                                2,614
                A1+          VMIG1++      700   Pinellas County, Florida, Health Facilities Authority,
                                                Revenue Refunding Bonds (Pooled Hospital Loan Program),
                                                4 DATES,.55% due 12/01/2015 (a)(g)                                 700
                AAA          Aaa       10,000   Sarasota County, Florida, Public Hospital Board, Revenue
                                                Refunding Bonds (Sarasota Memorial Hospital), Series B,
                                                5.50% due 7/01/2028 (b)                                         10,006
                AAA          Aaa        4,920   Sarasota County, Florida, Utility System Revenue Bonds,
                                                6.50% due 10/01/2004 (c)(f)                                      5,358
                AAA          Aaa        2,250   South Broward Hospital District, Florida, Hospital Revenue
                                                Bonds, RIB, 6.611% due 5/01/2001 (a)(f)(j)                       2,385
                AAA          Aaa        2,275   South Florida Water Mangement District, Special Obligation
                                                Land Aquisition Revenue Bonds, 6% due 10/01/2015 (a)             2,360
                AAA          Aaa        5,000   Tallahassee, Florida, Energy System Revenue Refunding Bonds,
                                                Series A, 4.75% due 10/01/2026 (e)                               4,364

Illinois--1.1%  AAA          Aaa        2,000   Chicago, Illinois, Skyway Toll Bridge Revenue Bonds, 5.50%
                                                due 1/01/2031 (a)                                                1,943

South           A1           P1           300   Oconee County, South Carolina, PCR, Refunding (Duke
Carolina--0.1%                                  Energy Corporation), VRDN, Series A, 4.65% due 2/01/2017 (g)       300

                Total Investments (Cost--$172,385)--100.4%                                                     177,979

                Liabilities in Excess of Other Assets--(0.4%)                                                    (778)
                                                                                                              --------
                Net Assets--100.0%                                                                            $177,201
                                                                                                              ========


(a)AMBAC Insured.
(b)MBIA Insured.
(c)FGIC Insured.
(d)GNMA Collateralized.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(h)Escrowed to maturity.
(i)FNMA Collateralized.
(j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(k)FHLMC Collateralized.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.




MuniYield Florida Insured Fund, October 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 2000
Assets:             Investments, at value (identified cost--$172,384,838)                                   $177,978,694
                    Cash                                                                                          69,110
                    Interest receivable                                                                        2,409,815
                    Prepaid expenses and other assets                                                              4,355
                                                                                                            ------------
                    Total assets                                                                             180,461,974
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                  $ 3,068,466
                      Investment adviser                                                         72,199
                      Dividends to shareholders                                                  46,109        3,186,774
                                                                                           ------------
                    Accrued expenses                                                                              73,980
                                                                                                            ------------
                    Total liabilities                                                                          3,260,754
                                                                                                            ------------

Net Assets:         Net assets                                                                              $177,201,220
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares authorized):
                      Preferred Shares, par value $.05 per share (2,400
                      shares of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 60,000,000
                      Common Shares, par value $.10 per share (8,437,358
                      shares issued and outstanding)                                       $    843,736
                    Paid-in capital in excess of par                                        117,604,963
                    Undistributed investment income--net                                      1,258,123
                    Accumulated realized capital losses on investments--net                 (3,707,256)
                    Accumulated distributions in excess of realized capital
                    gains on investments--net                                               (4,392,202)
                    Unrealized appreciation on investments--net                               5,593,856
                                                                                           ------------
                    Total--Equivalent to $13.89 net asset value per
                    Common Share (market price--$12.125)                                                     117,201,220
                                                                                                            ------------
                    Total capital                                                                           $177,201,220
                                                                                                            ============

                    *Auction Market Preferred Shares.

                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 2000
Investment          Interest and amortization of premium and discount earned                                $  9,897,819
Income:

Expenses:           Investment advisory fees                                               $    868,148
                    Commission fees                                                             155,160
                    Professional fees                                                            79,436
                    Printing and shareholder reports                                             40,221
                    Transfer agent fees                                                          38,581
                    Accounting services                                                          37,002
                    Trustees' fees and expenses                                                  33,004
                    Listing fees                                                                 19,058
                    Custodian fees                                                                9,748
                    Pricing fees                                                                  5,950
                    Other                                                                        14,939
                                                                                           ------------
                    Total expenses                                                                             1,301,247
                                                                                                            ------------
                    Investment income--net                                                                     8,596,572
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                        (3,707,256)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                         8,881,947
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $ 13,771,263
                                                                                                            ============

                    See Notes to Financial Statements.



MuniYield Florida Insured Fund, October 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                                For the
                                                                                                  Year Ended October 31,
                    Increase (Decrease) in Net Assets:                                         2000            1999
Operations:         Investment income--net                                                 $  8,596,572     $  8,536,860
                    Realized loss on investments--net                                       (3,707,256)      (2,525,980)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          8,881,947     (14,041,584)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                          13,771,263      (8,030,704)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Shares                                                         (6,365,143)      (7,206,263)
Shareholders:         Preferred Shares                                                      (2,423,928)      (1,291,200)
                    Realized gain on investments--net:
                      Common Shares                                                                  --         (74,077)
                      Preferred Shares                                                               --         (19,622)
                    In excess of realized gain on investments--net:
                      Common Shares                                                                  --      (3,472,404)
                      Preferred Shares                                                               --        (919,810)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    dividends and distributions to shareholders                             (8,789,071)     (12,983,376)
                                                                                           ------------     ------------

Capital Share       Value of shares issued to Common Shareholders in
Transactions:       reinvestment of dividends and distributions                                      --          920,154
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                   4,982,192     (20,093,926)
                    Beginning of year                                                       172,219,028      192,312,954
                                                                                           ------------     ------------
                    End of year*                                                           $177,201,220     $172,219,028
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $  1,258,123     $  1,450,622
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended October 31,
                    Increase (Decrease) in Net Asset Value:        2000        1999       1998       1997         1996
Per Share           Net asset value, beginning of year          $   13.30   $   15.79  $   15.50  $   15.25    $   15.16
Operating                                                       ---------   ---------  ---------  ---------    ---------
Performance:        Investment income--net                           1.02        1.01       1.09       1.10         1.08
                    Realized and unrealized gain (loss)
                    on investments--net                               .61      (1.96)        .48        .52          .17
                                                                ---------   ---------  ---------  ---------    ---------
                    Total from investment operations                 1.63       (.95)       1.57       1.62         1.25
                                                                ---------   ---------  ---------  ---------    ---------
                    Less dividends and distributions to
                    Common Shareholders:
                      Investment income--net                        (.75)       (.86)      (.84)      (.85)        (.84)
                      Realized gain on investments--net                --       (.01)      (.17)      (.22)        (.06)
                      In excess of realized gain on
                    investments--net                                   --       (.41)         --      (.02)           --
                                                                ---------   ---------  ---------  ---------    ---------
                    Total dividends and distributions
                    to Common Shareholders                          (.75)      (1.28)     (1.01)     (1.09)        (.90)
                                                                ---------   ---------  ---------  ---------    ---------
                    Effect of Preferred Share activity:
                      Dividends and distributions to
                      Preferred Shareholders:
                        Investment income--net                      (.29)       (.15)      (.23)      (.21)        (.24)
                        Realized gain on investments--net              --        --++      (.04)      (.07)        (.02)
                        In excess of realized gain on
                        investments--net                               --       (.11)         --       --++           --
                                                                ---------   ---------  ---------  ---------    ---------
                    Total effect of Preferred Share
                    activity                                        (.29)       (.26)      (.27)      (.28)        (.26)
                                                                ---------   ---------  ---------  ---------    ---------
                    Net asset value, end of year                $   13.89   $   13.30  $   15.79  $   15.50    $   15.25
                                                                =========   =========  =========  =========    =========
                    Market price per share, end of year         $  12.125   $  12.125   $ 15.625  $   15.00    $  14.125
                                                                =========   =========  =========  =========    =========

Total Investment    Based on market price per share                 6.45%    (15.43%)     11.21%     14.41%       11.48%
Return:*                                                        =========   =========  =========  =========    =========
                    Based on net asset value per share             11.17%     (8.20%)      8.76%      9.50%        7.18%
                                                                =========   =========  =========  =========    =========

Ratios Based on     Total expenses**                                1.14%       1.12%      1.04%      1.04%        1.08%
Average Net                                                     =========   =========  =========  =========    =========
Assets of           Total investment income--net**                  7.55%       6.88%      6.94%      7.21%        7.21%
Common Shares:                                                  =========   =========  =========  =========    =========
                    Amount of dividends to
                    Preferred Shareholders                          2.13%       1.04%      1.45%      1.40%        1.59%
                                                                =========   =========  =========  =========    =========
                    Investment income--net, to
                    Common Shareholders                             5.42%       5.84%      5.49%      5.81%        5.62%
                                                                =========   =========  =========  =========    =========

Ratios Based        Total expenses                                   .75%        .75%       .71%       .71%         .73%
on Total                                                        =========   =========  =========  =========    =========
Average Net         Total investment income--net                    4.94%       4.64%      4.76%      4.92%        4.88%
Assets:**++++                                                   =========   =========  =========  =========    =========

Ratios Based on     Dividends to Preferred Shareholders             4.03%       2.16%      3.16%      2.98%        3.33%
Average Net                                                     =========   =========  =========  =========    =========
Assets of
Preferred Shares:

Supplemental        Net assets, net of Preferred Shares,
Data:               end of year (in thousands)                  $ 117,201   $ 112,219  $ 132,313  $ 129,405    $ 127,320
                                                                =========   =========  =========  =========    =========
                    Preferred Shares outstanding,
                    end of year (in thousands)                  $  60,000   $  60,000  $  60,000  $  60,000    $  60,000
                                                                =========   =========  =========  =========    =========
                    Portfolio turnover                             40.41%      85.16%     62.35%     73.79%      156.11%
                                                                =========   =========  =========  =========    =========

Leverage:           Asset coverage per $1,000                   $   2,953   $   2,870  $   3,205  $   3,157    $   3,122
                                                                =========   =========  =========  =========    =========

Dividends Per       Investment income--net                      $   1,010    $    538   $    790   $    746     $    832
Share On                                                        =========   =========  =========  =========    =========
Preferred Shares
Outstanding:


*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Shareholders.
++Amount is less than $.01 per share.
++++Includes Common and Preferred Shares average net assets.


See Notes to Financial Statements.



MuniYield Florida Insured Fund, October 31, 2000


NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
MuniYield Florida Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

 (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $77,641,894 and $66,920,549, respectively.

Net realized losses for the year ended October 31, 2000 and net unrealized gains on October 31, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments          $  (3,707,256)   $  5,593,856
                                -------------   ------------
Total                          $  (3,707,256)   $  5,593,856
                                =============   ============

As of October 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $5,593,856, of which $6,483,882 related to appreciated securities and $890,026 related to depreciated securities. The aggregate cost of investments at October 31, 2000 for Federal income tax purposes was $172,384,838.


4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the year ended October 31, 2000 remained constant and during the year ended October 31, 1999, increased by 59,543 as a result of dividend reinvestment.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are shares of Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 2000 was 4.10%.

Shares issued and outstanding during the years ended October 31, 2000 and October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2000, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $76,115 as commissions.


5. Capital Loss Carryforward:
At October 31, 2000, the Fund had a net capital loss carryforward of approximately $6,779,000, of which $3,067,000 expires in 2007 and $3,712,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 8, 2000, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.062600 per share, payable on November 29, 2000 to share-holders of record as of November 20, 2000.




MuniYield Florida Insured Fund, October 31, 2000


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
MuniYield Florida Insured Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Florida Insured Fund, as of October 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Florida Insured Fund as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 8, 2000





IMPORTANT TAX INFORMATION (unaudited)



All of the net investment income distributions paid by MuniYield Florida Insured Fund during its taxable year ended October 31, 2000 qualify as tax-exempt interest dividends for Federal Income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.


OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
Jack B. Sunderland, Trustee
Stephen B. Swensrud, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MFT